Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Science & Technology Fund

(the “Fund”)

Supplement dated November 1, 2022, to the Fund’s Summary Prospectus,

dated October 1, 2022, as supplemented and amended to date (the “Summary Prospectus”)

T. Rowe Price Associates, Inc. (“T. Rowe”) currently serves as one of three subadvisers to the Fund. At a meeting held on October 25-26, 2022, the Board of Directors (the “Board”) of VALIC Company I approved the termination of T. Rowe as subadviser to the Fund and a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and BlackRock Investment Management, LLC (“BlackRock”) (the “New Subadvisory Agreement”) with respect to the Fund. BlackRock will replace T. Rowe as one of the three subadvisers to the Fund. It is currently anticipated that the replacement will be effective on or about May 1, 2023 (the “Effective Date”). The level and scope of services to be rendered by BlackRock under the New Subadvisory Agreement will remain the same as those under the current investment sub-advisory agreement between VALIC and T. Rowe. The change of subadviser will not result in any modifications to the investment objective or principal investment strategies of the Fund; however, the portfolio management team for the Fund will change and the fees payable by VALIC to BlackRock under the New Subadvisory Agreement will be lower than those payable to T. Rowe.

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about the New Subadvisory Agreement.

On the Effective Date, the following changes are made to the Summary Prospectus:

In the section entitled “Investment Adviser,” the second sentence is deleted in its entirety and replaced with the following:

The Fund is subadvised by BlackRock Investment Management, LLC (“BlackRock”), Voya Investment Management Co. LLC (“Voya IM”) and Wellington Management Company LLP (“Wellington Management”).

In the subsection entitled “Investment Adviser – Portfolio Managers,” the information in the table solely relating to T. Rowe is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
BlackRock
Tony Kim, Managing Director	2023
Caroline Tall, Managing Director	2023
Reid Menge, Director	2023

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.